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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (no. 333-42437) of SpectruMedix Corporation of our report dated July 9, 1999, except as to the information presented in Note 18 for which the date is July 30, 1999, relating to the financial statements, which appears in this Form 10-KSB.



PricewaterhouseCoopers  LLP
New York, New York
September 9, 1999